Exhibit 99.1

Fabrinet Announces First Quarter Fiscal Year 2018 Financial Results

BANGKOK, Thailand – November 6, 2017 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its first quarter ended September 29, 2017.

Tom Mitchell, Executive Chairman of Fabrinet, said, “Our first quarter revenue was within our guidance range. Growth from datacom and non-optical communications products were healthy compared to a year ago, with new programs and advanced technologies including silicon photonics and QSFP28 as notable contributors. However, tempered demand for telecom products resulted in a flat performance in that category compared to a year ago.”

“We believe our strategy to drive our growth by attracting new customers and winning new programs from existing customers, while supporting increased production of existing programs continues to be successful,” added Mr. Mitchell. “We are optimistic that by continuing to execute on this strategy we can continue to drive profitable growth as we look ahead.”

First Quarter Fiscal Year 2018 Financial Highlights

GAAP Results

•	Revenue for the first quarter of fiscal year 2018, a 13-week quarter, was $357.3 million, an increase of 8% compared to revenue of $332.0 for the comparable period in fiscal year 2017, a 14-week quarter.

•	GAAP net income for the first quarter of fiscal year 2018 was $21.0 million, compared to GAAP net income of $22.8 million for the first quarter of fiscal year 2017. GAAP net income for the first quarter of fiscal year 2018 included a foreign exchange loss of $1.9 million, or $0.05 per diluted share.

•	GAAP net income per diluted share for the first quarter of fiscal year 2018 was $0.55, compared to GAAP net income per diluted share of $0.61 for the first quarter of fiscal year 2017.

Non-GAAP Results

•	Non-GAAP net income for the first quarter of fiscal year 2018 was $28.6 million, compared to non-GAAP net income of $29.7 million for the same period a year ago.

•	Non-GAAP net income per diluted share for the first quarter of fiscal year 2018 was $0.75, a decrease from non-GAAP net income per diluted share of $0.80 for the same period a year ago. Non-GAAP net income for the first quarter of fiscal year 2018 included a foreign exchange loss of $1.9 million, or $0.05 per diluted share.

Business Outlook

Based on information available as of November 6, 2017, Fabrinet is issuing guidance for its second fiscal quarter ending December 29, 2017, as follows:

•	Fabrinet expects second quarter revenue to be in the range of $328 million to $332 million.

•	GAAP net income per diluted share is expected to be in the range of $0.43 to $0.45, based on approximately 38.2 million fully diluted shares outstanding.

•	Non-GAAP net income per diluted share is expected to be in the range of $0.69 to $0.71, based on approximately 38.2 million fully diluted shares outstanding.

Conference Call Information

What:	Fabrinet First Quarter Fiscal Year 2018 Financial Results Conference Call
When:	Monday, November 6, 2017
Time:	5:00 p.m. ET
Live Call:	(888) 357-3694, domestic
(253) 237-1137, international
Passcode: 9499299
Replay:	(855) 859-2056, domestic
(404) 537-3406, international
Passcode: 9499299
Webcast:	http://investor.fabrinet.com (live and replay)

This press release and any other information related to the call will also be posted on Fabrinet’s website at http://investor.fabrinet.com. A recorded version of this webcast will be available approximately two hours after the call and will be archived on Fabrinet’s website for a period of one year.

About Fabrinet

Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and test. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China and the United Kingdom. For more information visit: www.fabrinet.com.

Forward-Looking Statements

“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) statements regarding our ability to continue to drive profitable growth; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue and GAAP and non-GAAP net income per share for the second quarter of fiscal year 2018. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, the U.S. and the U.K.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Annual Report on Form 10-K, filed on August 23, 2017. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financials

We refer to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding our ongoing operational performance. Non-GAAP net income excludes: share-based compensation expenses; depreciation of fair value uplift; executive separation costs; amortization of intangibles; business combination expenses; gain on foreign currency contracts; amortization of debt issuance costs; and restructuring charges. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.

These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.

SOURCE: Fabrinet

Investor Contact:

Garo Toomajanian

ir@fabrinet.com

FABRINET

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share data)	September 29, 2017	June 30, 2017
Assets
Current assets
Cash and cash equivalents	$111,631	$133,825
Marketable securities	151,635	151,450
Trade accounts receivable, net	275,418	264,349
Inventory, net	255,104	238,665
Prepaid expenses	7,894	6,306
Other current assets	7,667	4,159

Total current assets	809,349	798,754

Non-current assets
Restricted cash in connection with business acquisition	3,414	3,312
Property, plant and equipment, net	217,985	216,881
Intangibles, net	5,657	5,840
Goodwill	3,923	3,806
Deferred tax assets	2,730	2,905
Deferred debt issuance costs on revolving loan and other non-current assets	1,497	1,577

Total non-current assets	235,206	234,321

Total Assets	$1,044,555	$1,033,075

Liabilities and Shareholders’ Equity
Current liabilities
Bank borrowings, net of unamortized debt issuance costs	$47,421	$48,402
Trade accounts payable	203,685	215,262
Fixed assets payable	4,658	8,141
Capital lease liability, current portion	343	344
Income tax payable	2,469	1,976
Accrued payroll, bonus and related expenses	14,538	13,852
Accrued expenses	14,858	9,227
Other payables	12,042	14,068

Total current liabilities	300,014	311,272

Non-current liabilities
Long-term loan from bank, non-current portion, net of unamortized debt issuance costs	19,338	22,701
Deferred tax liability	1,510	1,981
Capital lease liability, non-current portion	967	1,024
Deferred liability in connection with business acquisition	3,414	3,312
Severance liabilities	9,058	8,488
Other non-current liabilities	2,791	2,723

Total non-current liabilities	37,078	40,229

Total Liabilities	337,092	351,501

Commitments and contingencies (Note 16)
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no outstanding as of September 29, 2017 and June 30, 2017)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 37,572,302 shares and 37,340,496 shares issued and outstanding as of September 29, 2017 and June 30, 2017, respectively)	376	373
Additional paid-in capital	137,593	133,293
Accumulated other comprehensive income (loss)	206	(348)
Retained earnings	569,288	548,256

Total Shareholders’ Equity	707,463	681,574

Total Liabilities and Shareholders’ Equity	$1,044,555	$1,033,075

FABRINET

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND

COMPREHENSIVE INCOME

	Three Months Ended
(in thousands of U.S. dollars, except per share amounts)	September 29, 2017	September 30, 2016
Revenues	$357,313	$332,043
Cost of revenues	(316,981)	(292,435)

Gross profit	40,332	39,608
Selling, general and administrative expenses	(15,678)	(15,832)

Operating income	24,654	23,776
Interest income	809	437
Interest expense	(853)	(1,322)
Foreign exchange (loss) gain, net	(1,934)	1,657
Other income	97	143

Income before income taxes	22,773	24,691
Income tax expense	(1,740)	(1,925)

Net income	21,033	22,766

Other comprehensive income, net of tax:
Change in net unrealized gains (loss) on marketable securities	29	(187)
Change in net unrealized loss on derivative instruments	(1)	(158)
Change in foreign currency translation adjustment	526	741

Total other comprehensive income, net of tax	554	396

Net comprehensive income	$21,587	$23,162

Earnings per share
Basic	$0.56	$0.63
Diluted	$0.55	$0.61
Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	37,447	36,404
Diluted	38,163	37,330

FABRINET

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
(in thousands of U.S. dollars)	September 29, 2017	September 30, 2016
Cash flows from operating activities
Net income for the period	$21,033	$22,766
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	7,419	5,113
Gain on disposal of property, plant and equipment	(131)	(40)
Loss from sales and maturities of available-for-sale securities	353	100
Amortization of investment (premium) discount	(216)	166
Amortization of deferred debt issuance costs	150	908
(Reversal of) allowance for doubtful accounts	(1)	3
Unrealized loss (gain) on exchange rate and fair value of derivative instruments	2,026	(1,913)
Share-based compensation	6,920	5,611
Deferred income tax	(307)	311
Other non-cash expenses	629	453
Reversal of inventory obsolescence	(292)	(62)
Changes in operating assets and liabilities
Trade accounts receivable	(11,122)	(11,876)
Inventory	(16,032)	(21,290)
Other current assets and non-current assets	(7,263)	3,285
Trade accounts payable	(11,323)	3,103
Income tax payable	493	1,035
Other current liabilities and non-current liabilities	4,610	(8,675)

Net cash used in operating activities	(3,054)	(1,002)

Cash flows from investing activities
Purchase of marketable securities	(26,969)	(32,737)
Proceeds from sales of marketable securities	11,730	13,061
Proceeds from maturities of marketable securities	14,947	13,230
Payments in connection with business acquisition, net of cash acquired	—	(9,664)
Purchase of property, plant and equipment	(11,203)	(27,090)
Purchase of intangibles	(702)	(178)
Proceeds from disposal of property, plant and equipment	142	107

Net cash used in investing activities	(12,055)	(43,271)

Cash flows from financing activities
Proceeds from revolving loans	—	13,500
Repayment of short-term loans from bank	(992)	—
Repayment of long-term loans from bank	(3,400)	(4,900)
Repayment of capital lease liability	(95)	—
Proceeds from issuance of ordinary shares under employee share option plans	931	2,708
Withholding tax related to net share settlement of restricted share units	(3,550)	(867)

Net cash (used in) provided by financing activities	(7,106)	10,441

Net decrease in cash, cash equivalents and restricted cash	(22,215)	(33,832)

Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	137,137	142,804
Decrease in cash, cash equivalents and restricted cash	(22,215)	(33,832)
Effect of exchange rate on cash, cash equivalents and restricted cash	123	267

Cash, cash equivalents and restricted cash at end of period	$115,045	$109,239

Non-cash investing and financing activities
Construction, software related and equipment-related payables	$4,658	$19,694

FABRINET

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Continued)

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the unaudited condensed consolidated balance sheets that sum to the total of same amounts shown in the unaudited condensed consolidated statements of cash flows:

(amount in thousands)	As of September 29, 2017	As of September 30, 2016
Cash and cash equivalents	$111,631	$105,860
Restricted cash in connection with business acquisition (non-current assets)	3,414	3,379

Cash, cash equivalents and restricted cash	$115,045	$109,239

FABRINET

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Three Months Ended
	September 29, 2017		September 30, 2016
(in thousands of U.S. dollars, except per share data)	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$21,033	$0.55	$22,766	$0.61
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,901	0.05	1,014	0.03
Depreciation of fair value uplift	67	0.00	—	—

Total related to gross profit	1,968	0.05	1,014	0.03

Related to selling, general and administrative expenses:
Share-based compensation expenses	5,019	0.13	4,598	0.12
Executive separation costs	—	—	577	0.02
Amortization of intangibles	169	0.00	—	—
Business combination expenses	106	0.00	1,411	0.04

Total related to selling, general and administrative expenses	5,294	0.14	6,586	0.18

Related to other incomes and other expenses:
Gain on foreign currency contracts	—	—	(1,713)	(0.05)
Amortization of debt issuance costs	273	0.01	1,063	0.03

Total related to other incomes and other expenses	273	0.01	(650)	(0.02)

Total related to net income & EPS	7,535	0.20	6,950	0.19

Non-GAAP measures	$28,568	$0.75	$29,716	$0.80

Shares used in computing diluted net income per share
GAAP diluted shares		38,163		37,330
Non-GAAP diluted shares		38,163		37,330

FABRINET

GUIDANCE FOR QUARTER ENDING DECEMBER 29, 2017

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted
EPS
GAAP net income per diluted share:	$0.43 to $0.45
Related to cost of revenues:
Share-based compensation expenses	0.05

Total related to gross profit	0.05

Related to selling, general and administrative expenses:
Share-based compensation expenses	0.14
Restructuring charges	0.05
Business combination expenses	0.01

Total related to selling, general and administrative expenses	0.20

Related to other incomes and other expenses:
Amortization of debt issuance costs	0.01

Total related to net income & EPS	0.26

Non-GAAP net income per diluted share	$0.69 to $0.71